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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 30, 2001


                         Commission File Number 1-09623

                                IVAX CORPORATION

                FLORIDA                                    16-1003559
-------------------------------                      ---------------------
(State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                        Identification No.)


         4400 BISCAYNE BOULEVARD, MIAMI, FLORIDA              33137
     ------------------------------------------------------------------
     (Address of principal executive offices)                (Zip Code)

                                 (305) 575-6000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




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ITEM 5 - OTHER EVENTS AND REGULATION FD DISCLOSURE

On April 25, 2001, IVAX issued a press release containing certain financial information with respect to results of operations for the first quarter.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      IVAX CORPORATION

 Date:  April 30, 2001                By: /s/ THOMAS E. BEIER
                                          -----------------------------------
                                          Thomas E. Beier
                                          Senior Vice President-Finance
                                          Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBIT

99.1 Press Release issued April 25, 2001